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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


We consent to the Incorporation by reference in the Registration Statement Nos. 33-27214, 33-48176, 33-56780, 33-81682 and 33-81684 of Piedmont Mining Company,
Inc. on Form S-8 of our report dated March 10, 1998, appearing in the Annual Report on Form 10-KSB of Piedmont Mining Company, Inc. for the year ended December 31, 1997.


/s/Gleiberman Spears Shepherd & Menaker, P.A.


Charlotte, North Carolina
April 13, 1998




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